UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 22, 2020

ProPetro Holding Corp.
(Exact name of registrant as specified in its charter)
Delaware	001-38035	26-3685382
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1706 S. Midkiff Midland, TX		79701
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (432) 688-0012

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PUMP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 22, 2020, ProPetro Holding Corp. (the “Company”), ProPetro Services, Inc. (the “Borrower”), certain lenders party thereto (the “Required Lenders”) and Barclays Bank PLC, as administrative agent (the “Agent”), entered into a Waiver (the “Waiver”) with respect to that certain Credit Agreement, dated as of March 22, 2017 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”).

The Waiver, subject to certain terms and conditions described therein, waives certain requirements of the Cash Dominion Period, including, among others, waiving the mandatory prepayment requirement, certain cash management obligations, the weekly Borrowing Base reporting requirement and the cash collateralization requirement for letters of credit, to the extent the Borrower triggers a Cash Dominion Period by having Availability under the Credit Agreement of less than the greater of (i) 10.0% of the Maximum Credit and (ii) $22,500,000, for five (5) consecutive Business Days. The Waiver is effective for the period commencing June 20, 2020 and ending on June 19, 2021, so long as the Borrower has (i) no more than $4.0 million in aggregate face amount of letters of credit outstanding, (ii) no Borrowings outstanding, (iii) Availability of at least $8.0 million and (iv) no Default or Event of Default. The Borrower has 30 days to cure any breach of these conditions during the Waiver Period.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Waiver, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	Description of Exhibit
10.1	Waiver to Credit Agreement, dated as of June 22, 2020, by and among ProPetro Holding Corp., ProPetro Services, Inc., Barclays Bank PLC, as the Agent, the Collateral Agent, a Letter of Credit Issuer and the Swingline Lender and each of the Lenders from time to time party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROPETRO HOLDING CORP.

Date: June 23, 2020	By:	/s/ Darin G. Holderness
Darin G. Holderness
Chief Financial Officer

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